VAN KAMPEN FOCUS PORTFOLIOS, SERIES 342

                         FOCUS VALUE PORTFOLIO, SERIES 5
                        TELE-GLOBAL PORTFOLIO, SERIES 19
                    TELE-GLOBAL PORTFOLIO, CLASSIC SERIES 19

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 21, 2002

         Notwithstanding anything to the contrary in the prospectus, the stock of Qwest Communications International, Inc. was liquidated from each Portfolio set forth above due to serious adverse credit factors.

Supplement Dated: August 13, 2002